U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 29, 2005

Photonic Products Group, Inc.

(Exact name of registrant as specified in its charter)

New Jersey	000-11668	22-2003247
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification
incorporation)		Number)

181 Legrand Avenue, Northvale, New Jersey		07647
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (201) 767-1910

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:     December 29, 2005

By:	/s/ William S. Miraglia
(William S. Miraglia)
Corporate Secretary &
Chief Financial Officer

ITEM 8.01: Other Events

FOR IMMEDIATE RELEASE

Tuesday, September 27, 2005

Source: Photonic Products Group, Inc.

FOR IMMEDIATE RELEASE

Thursday, December 29, 2005

Source: Photonic Products Group, Inc.

PPGI RAISES $700,000 VIA SECURED NOTE FOR STATE-OF-THE-
ART PRECISION LENS MANUFACTURING EQUIPMENT

NORTHVALE, NJ, December 29 – Photonic Products Group, Inc. (OTC Bulletin Board: PHPG) reported it has received $700,000 in proceeds from the issuance of a secured promissory note to a major shareholder, Clarex Holdings, Ltd. The promissory note carries the current prime interest rate, has a term of five years, and has monthly payments of principal and interest, computed using a seven year amortization period.

Dan Lehrfeld, President and CEO of PPGI commented, “We are deploying the proceeds from this note immediately into acquisition of additional high productivity capital assets which will enable us to capture and perform on a range of organic growth opportunities at both our Laser Optics and MRC Optics businesses. Our Laser Optics business unit is expanding its lens and lens assembly production operations with the addition of the very latest, state-of-the-art CNC lens generating, polishing, centering, and edging equipment and related metrology. This newest manufacturing cell will be operational in February of 2006. At MRC Optics we are augmenting our lens metrology and production capabilities for single point diamond turned aspheric lenses. Laser Optics and MRC Optics are now positioned to produce highly accurate spherical and aspheric lenses, respectively, more quickly and more efficiently. Working across the full spectrum of materials, both crystalline and glasses, and with in-house control of optical coatings, we are now able to rapidly and affordably produce and deliver specialty optical components of high complexity and accuracy for our customers.”

Photonic Products Group, Inc. develops, manufactures, and markets products and services for use in diverse Photonics industry sectors via its expanding portfolio of distinctly branded businesses. INRAD specializes in crystal-based optical components and devices, laser accessories and instruments. Laser Optics specializes in precision custom optical components, assemblies, and optical coatings. MRC Optics’ business specializes in precision diamond turned optics, metal optics, and opto-mechanical and electro-optical assemblies. PPGI’s customers include leading corporations in the Defense and Aerospace, Laser Systems, and Process Control and Metrology sectors of the Photonics Industry, as well as the U.S. Government.  Its products are also used by researchers at National Laboratories and Universities world-wide.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: The statements contained in this press release that are not purely historical are forward looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Act of 1934. These statements may be identified by their use of forward-looking terminology such as “believes”, “expects”, “will”, “plan”, “targeting” or similar words.  Such forward-looking statements, such as our expectation of capturing and performing on organic growth opportunities, involve risks and uncertainties that could cause actual results to differ materially from those projected. Risks and uncertainties that could cause actual results to differ materially from such forward looking statements are, but are not limited to, uncertainties in market demand for the Company’s products or the products of its customers, future actions by competitors, inability to deliver product on time, inability to implement its capabilities expansion strategies or to integrate its new capital assets, inability to realize synergies from its acquisitions, inability to raise capital, and other factors discussed from time to time in the Company’s filings with the Securities and Exchange Commission. The forward looking statements made in this news release are made as of the date hereof and Photonic Products Group, Inc. does not assume any obligation to update publicly any forward looking statement.